UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):    August 27, 2004

TECHNOCONCEPTS, INC.

 (Exact name of Company as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-90682 (Commission File Number)	84-1605055 (IRS Employer Identification No.)

 6060 Sepulveda Blvd., Suite 202, Van Nuys, CA  91411

(Address of principal executive offices)       (Zip Code)

Company's telephone number, including area code     (818) 988-3364

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 27, 2004, the Audit Committee of the Board of Directors of TechnoConcepts, Inc. (the "Company") dismissed Cordovano and Honeck, LLP as the Company's independent registered public accounting firm.  On December 17, 2004, the Audit Committee of the Board of Directors of the Company engaged Seligson & Giannattasio, LLP as the Company's new independent registered public accounting firm for the year ending September 30, 2004.

The reports issued by Cordovano and Honeck, LLP on the financial statements of the Company (which was then known as Technology Consulting Partners, Inc.) as of and for the years ended September 30, 2003 and 2002 and for the two years then ended, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.  The report as of and for the year ended September 30, 2003 did contain the following statement regarding the Company’s ability to continue as a going concern:

“The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has suffered significant operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to this matter are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the two most recent fiscal years ended September 30, 2003 and 2002 and in the subsequent interim periods through the date of dismissal on August 27, 2004 there were no disagreements with Cordovano and Honeck, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cordovano and Honeck’s satisfaction, would have caused Cordovano and Honeck, LLP to make reference to the subject matter of the disagreements in its reports on the Company's financial statements for such years.

Prior to their engagement, the Company had not previously consulted with Seligson & Giannattasio, LLP regarding either (i) the application of accounting principles to  a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on our financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions) between the us and Cordovano and Honeck, LLP, the Company’s previous principal independent accountant, as there were no such disagreements, or any other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during the Company’s two most recent fiscal years, and any later interim period up to and including the date the relationship with Cordovano and Honeck, LLP ceased. The Company has not received any written report nor any oral advice concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

The Company has authorized Cordovano and Honeck, LLP to respond fully to the inquiries of Seligson & Giannattasio, LLP concerning any matters discussed above. The Company has provided Cordovano and Honeck, LLP with a copy of the above statements. The Company has requested Cordovano and Honeck, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether Cordovano and Honeck, LLP agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter from Cordovano and Honeck, LLP is filed as an exhibit to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         16.1     Letter dated April 28, 2005 from Cordovano and Honeck, LLP to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 2, 2005

TECHNOCONCEPTS, INC.

(Registrant)

By: /s/Michael Handelman

Michael Handelman

Chief Financial Officer

EXHIBIT INDEX

Exhibit Number         Description

   16.1

Letter dated April 28, 2005 from Cordovano and Honeck, LLP to the Securities and Exchange Commission

5